Reverse Merger	9 Months Ended
Sep. 30, 2021
Reverse Merger [Abstract]
Reverse Merger
3.	Reverse Merger

As noted in Note 2, on June 16, 2021, the Company consummated a reverse merger in which HWN, Inc. became a legal subsidiary of Spectrum Global Solutions, Inc., but HWN, Inc. was deemed to be the accounting acquirer. HWN shareholders exchanged 100% of the common stock of HWN for 350 shares newly issued shares of the Company’s Series D preferred stock and 1,000 shares of the Company’s previously issued Series B preferred stock (formerly held by management of legacy Spectrum Global Solutions, Inc.).

The purpose of the acquisition was to continue to increase revenue.

The acquisition was accounted for under the acquisition method of accounting which requires the consideration given, assets acquired, and liabilities assumed to be measured at fair value. In measuring the consideration transferred, since this was a reverse merger between a public company (as the legal acquirer) and a private company (as the accounting acquirer), the fair value of the legal acquirer’s public stock generally was more reliably determinable than the fair value of the accounting acquirer’s private stock. As such, the determination and measurement of the consideration transferred was based on the fair value of the legal acquirer’s stock rather than the fair value of the accounting acquirer’s stock. Further, since this was a reverse merger for accounting purposes, the consideration transferred includes the equity-based instruments retained by the legacy shareholders of Spectrum Global Solutions, Inc.

The fair value of the assets acquired, liabilities assumed and consideration transferred denoted below are provisional in nature and based on the management’s best estimates using information that it has obtained as of the reporting date. The Company is awaiting additional valuation information and expects to finalize the purchase price allocation before the end of the fiscal year.

The fair value of the consideration transferred (provisional), liabilities assumed (provisional) are as follows:

Provisional
Purchase consideration	Fair Value
Common stock	$5,561,975
Convertible debt	944,000
Derivative liabilities	6,929,000
Loans payable	2,377,400
Loans payable, related parties	2,447,252
Lease liabilities	106,615
Fair value of stock options	204,715
Fair value of warrants	362,687
Fair value of Series A Preferred	1,024,000
Fair value of Series D Preferred	1,271,000
Total provisional purchase price	$21,228,644

The fair value of the net assets acquired (provisional) are as follows:

Allocation of purchase consideration
Working capital	$781,470
Other assets	12,893
Contract assets	426,647
Provisional goodwill	13,562,296
Customer lists	4,720,863
Tradenames	1,724,475
Total provisional enterprise value	21,228,644

The preliminary allocation of consideration to the assets acquired and liabilities assumed at their estimated acquisition date fair values are considered preliminary and may change within the permissible measurement period, not to exceed one year.

The following shows pro forma results for the nine month periods ended September 30, 2021 and 2020 and the three month period ended September 30, 2020, as if the transaction had occurred on January 1, 2020.

	Nine months ended September 30, 2021		Three months ended September 30, 2020		Nine months ended September 30, 2020
	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Revenue	$24,235,937	$31,331,806	$3,650,379	$8,408,376	$12,394,889	$27,085,738
Net loss attributable to HWN, Inc. common shareholders	(610,633)	(6,776,050)	(11,363,994)	(17,368,636)	(1,128,934)	(11,532,431)
Loss per common share, basic and diluted:	(0.24)	(0.58)